                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-9539
                                                     --------
                    Colonial New York Insured Municipal Fund
------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                               Russell Kane, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code: 1-617-772-3363
                                                          -------------------

                  Date of fiscal year end: November 30, 2003
                                           -----------------

                  Date of reporting period: November 30, 2003
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

COLONIAL NEW YORK COMPANY LOGO





                                       Colonial New York
                                       Insured Municipal Fund















                                       Annual Report
                                       November 30, 2003




Not FDIC      May Lose Value
Insured       No Bank Guarantee

COLONIAL FUNDS                                 ONE FINANCIAL CENTER
                                               BOSTON, MA 02111-2621

January 14, 2004

Dear Shareholder:

I am writing to you as the independent chairman of the board of trustees of your Colonial fund. I have been privileged to serve on the board of the Colonial funds for more than three years and on the board of many of the affiliated Columbia funds for more than seven years. On December 8, 2003 the board of trustees elected me the chairman. Over those seven years I have gained a deep sense of responsibility for the continued success of our funds. Needless to say, the entire board shares that commitment to you.

These have been troubling times in the fund industry, with newspapers reporting widely on trading and governance failings. Your board has been energetic over the past year in strengthening our organization and our capacity to effectively oversee the Colonial funds.

First, as already indicated, the trustees in December elected an independent trustee to chair our twelve person board. All of the trustees are completely independent of the advisor and its affiliates except for the president of the funds, Joseph Palombo. Each committee of the board is comprised only of independent trustees.

Second, last year we reconfigured the membership of the four person audit committee to include only persons qualifying as "audit committee financial experts" under the demanding standards of the Sarbanes-Oxley legislation. Few audit committees are fortunate to possess such a breadth and depth of financial experience.

Third, we strengthened our oversight capacity by appointing Martha Fox as chief compliance officer of the Colonial funds, reporting directly to your fund's audit committee. We also assigned board members to four separate investment oversight committees, each better able to monitor performance of individual funds.

Fourth, with guidance from our board the investment advisor last year increased its vigilance to identify and discourage trading in open end mutual fund shares by speculators. Monitoring personnel have attempted to identify and reject frequent traders, but frankly that effort by itself cannot be 100% effective. Accordingly, in February 2003 we implemented 2% redemption penalties in the open end international funds most subject to market timing, and we are considering still broader application of redemption fees to curb further attempts to profit from the open end funds by short-term trading. We are also closely monitoring legislative and regulatory initiatives that would aid in preventing abuses of open end funds that currently cannot be detected directly by management or our transfer agent.

Finally, to further align the interests of the trustees with those of our shareholders, the board late last year voted to double the required investment by each trustee in the funds that we oversee. At the same time, new policies were instituted requiring all investment personnel and trustees to hold any mutual fund shares for a minimum of one year (unless extraordinary circumstances warrant an exception to be granted by a board committee).

Undoubtedly, more improvements will be made in the period ahead, but the board wants you to know that we take our responsibilities very seriously and we commit to you our continued efforts to serve your interests.

Sincerely,

/s/ Thomas C. Theobald

Thomas C. Theobald
Chairman

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

It was another solid year for the US bond market. However, the positive gains reported from all major sectors masked an extremely volatile environment. Most of the gains were actually earned in the first half of the reporting period and they were sufficient to offset losses or declining performance in the second half.

From December through mid-June, interest rates generally declined and bond prices rose as the economy struggled to gain a solid footing and the nation prepared to go to war. In June, the yield on the 10-year Treasury note fell to a 45-year low of just over 3.1%. High-yield bonds were the primary beneficiaries of this trend as investors seemed willing to put their fears aside and look to better times ahead. However, after the major military battles of the war were declared over and the economy showed clear signs of picking up, interest rates began to rise and bond prices came down in most sectors. The 10-year yield reached a high of 4.4% in August, then moved within a tight range around 4.0% to 4.2% for the remainder of the period. As the environment changed, high-yield and municipal bonds held up better than other sectors while Treasury bonds lagged.

This reversal of fortune for bonds and a shift of investor enthusiasm back to stocks, which drove equity returns back into double-digit territory, serve as a reminder that a diversified portfolio may offer the best opportunity for long-term investment success. Talk to your financial advisor if you're uncertain about the level of diversification of your portfolio. Your advisor can help you keep your investments on track.

As always, thank you for investing in Colonial Funds. We look forward to continuing to serve you in the years ahead.

Sincerely,

/s/ Joseph R. Palombo
Joseph R. Palombo
President
January 12, 2004


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.


                                                                              --
                                 1

PORTFOLIO MANAGER'S REPORT

PRICE PER SHARE AS OF 11/30/03 ($)

Net asset value                                                            15.89
------------------------------
Market price                                                               15.65
------------------------------


1-YEAR TOTAL RETURN
AS OF 11/30/03 (%)

Net asset value                                                             8.68
------------------------------
Market price                                                                5.52
------------------------------
Lipper New York Insured Municipal Debt Funds
Category average                                                           10.02
------------------------------


All results shown assume reinvestment of distributions.


DISTRIBUTIONS DECLARED
PER COMMON SHARE
12/1/02-11/30/03 ($)
                                                                            1.06
------------------------------


A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue price. Some or all of this discount may be included in the fund's ordinary income, and any market discount is taxable when distributed.


TOP 5 SECTORS AS OF 11/30/03 (%)

Education                                                                   18.0
------------------------------
Refunded/escrowed                                                           16.1
------------------------------
Hospitals                                                                    9.2
------------------------------
Airports                                                                     8.8
------------------------------
Local general obligations                                                    7.9
------------------------------


QUALITY BREAKDOWN
AS OF 11/30/03 (%)

AAA                                                                         88.0
------------------------------
AA                                                                           6.3
------------------------------
A                                                                            0.9
------------------------------
BBB                                                                          2.8
------------------------------
BB                                                                           0.2
------------------------------
CCC                                                                          0.2
------------------------------
Non-rated                                                                    1.6
------------------------------


Sector breakdowns are calculated as a percentage of net assets (including auction preferred shares). Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.


Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this quality breakdown or invest in these sectors in the future.

For the 12-month period ended November 30, 2003, Colonial New York Insured Municipal Fund returned 8.68%, based on investment at net asset value. That was less than the 10.02% average return of the fund's peer group, the Lipper New York Insured Municipal Debt Funds Category average.(1) The fund's investments performed satisfactorily during the period, as interest rates on insured municipal bonds, generally, trended lower and bond prices moved higher. However, hedging strategies initiated during the year hurt overall performance. Hedging is a strategy for reducing some of the risk involved in holding an investment by taking an opposite position, typically in the futures market. However, there are costs associated with hedging, hedging can limit potential returns and there is no guarantee that the strategy will be successful.

Leveraged positions provided the fund with additional income during the period. We have, in effect, "borrowed against" the fund's investment positions by issuing preferred shares, which payout a short-term variable rate. When those preferred shares were issued in 1999, we invested the proceeds in bonds with longer maturities. During this reporting period, the payout rate of preferred shares was much lower than the yield the trust earned from those longer-maturity bonds. The fund issued preferred shares because the leverage they provided made it possible to enhance yield and improve performance. These preferred shares also gave us added flexibility to take advantage of timely market opportunities. However, the use of leverage increases the likelihood of share price volatility and market risk.

The fund implemented hedging techniques in an attempt to protect it from an increase in interest rates, as well as to preserve the ability to profit from further declines. Unfortunately, when July's upbeat economic forecasts spurred fears of inflation, interest rates rose dramatically across all maturities. The yield change was well outside of the usual variability of the 10-year Treasury note, which serves as a benchmark for interest rates, and also outside the range of protection offered by the hedging strategy. The result was a loss for the portfolio.

By contrast, the fund was aided by its positions in non-callable bonds, including some zero coupon bonds, which accrue interest as they appreciate to face value at maturity and thrive when rates are declining. We have been encouraged by the performance of the education sector, which now accounts for 18.0% of net assets (including auction preferred shares).(2) Demand for New York higher education bonds remains strong, and bond offerings in that area have been well subscribed. Airline revenue bonds, which lagged the market during the first half of the year, also contributed to the fund's return. They rebounded strongly as the economy rallied in the third quarter, justifying the

---------------

(1)
Lipper, Inc., a widely respected data provider in the industry, calculates an average return for mutual funds with similar investment objectives as the fund.

(2)
Holdings are disclosed as of November 30, 2003.



     2                                                                        --
fund's decision to stick with this struggling industry. In addition, we anticipate that the price of hospital bonds may rise because of the recently approved Medicare reimbursement package. Therefore, hospital bonds may be sale candidates going forward.

The state of New York still faces significant fiscal challenges. We think the rating agencies will carefully watch how the new budget is constructed. The governor has pushed hard for spending cuts, while the legislature has proposed tax hikes. Whatever the outcome for the budget, we believe that the state could continue to face difficulties because a large source of its revenue increases are non-recurring.

In this environment, we have focused on essential service bonds and bonds with a dedicated revenue stream. We think these securities offer good value and are typically less affected by the state's fiscal problems. We are looking to cut back on bonds that lack current call protection and are trading at a slight premium to par value. We would look to replace them with insured bonds with good call protection and longer-intermediate maturities, generally around 20 years.

/s/ Kimberly A. Campbell

Kimberly Campbell has managed the Colonial New York Insured Municipal Fund since October 2003. In addition to serving as portfolio manager of the Fund, Ms. Campbell was chief trader for municipal investments of Columbia Management Advisors, Inc. or its predecessors since 1995.

Past performance is no guarantee of future investment results. Current performance may be higher or lower than the performance data quoted.

Tax-exempt investing offers current tax-free income, but it also involves certain risks. The value of the fund shares will be affected by interest rate changes and the creditworthiness of issues held in the fund. Investing in high yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer and rising interest rates.

Single-state municipal bond funds pose additional risks due to limited geographical diversification. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations.



                                                                              --

INVESTMENT PORTFOLIO
November 30, 2003 (New York unless otherwise stated)

MUNICIPAL BONDS - 97.5%                       PAR         VALUE
---------------------------------------------------------------
EDUCATION - 18.0%
Niagara County Industrial
  Development Agency, Niagara
  University, Series 2001 A,
    5.350% 11/01/23                    $1,000,000   $ 1,045,710
Schenectady Industrial
  Development Agency, Union
  College, Series 1999 A,
    5.450% 12/01/29                     1,000,000     1,080,370
St. Lawrence County Industrial
  Development Agency,
  St. Lawrence University,
  Series 1998 A,
    5.375% 07/01/18                       700,000       776,209
State Dormitory Authority:
  Cooper Union, Series 1999,
    6.000% 07/01/19                     1,000,000     1,153,990
  New York University:
  Series 1998 A,
    5.750% 07/01/27                     1,500,000     1,747,875
  Series 2001,
    5.500% 07/01/22                       690,000       785,668
  Pratt Institute, Series 1999,
    6.000% 07/01/28                       500,000       555,125
                                                    -----------
                                                      7,144,947
                                                    -----------
---------------------------------------------------------------
HEALTH CARE - 13.4%
CONGREGATE CARE RETIREMENT - 1.4%
State Dormitory Authority,
  Miriam Osborn Memorial Home,
  Series 2000 B,
    6.875% 07/01/19                       300,000       342,123
Suffolk County Industrial
  Development Agency, Jefferson
  Ferry, Series 1999 A,
    7.200% 11/01/19                       200,000       210,818
                                                    -----------
                                                        552,941
                                                    -----------
HOSPITALS - 9.2%
State Dormitory Authority:
  Memorial Sloan Center, Series
  2003 1,
    (a) 07/01/25                        1,000,000       346,460
  New Island Hospital,
  Series 1999 B,
    5.750% 07/01/19                     1,000,000     1,093,300

                                              PAR         VALUE
---------------------------------------------------------------
  Sloan Kettering Cancer
    Center,
  Series 1998,
    5.500% 07/01/23                    $1,000,000   $ 1,120,880
  St. Francis Hospital,
  Series 1999 A,
    5.500% 07/01/29                     1,000,000     1,086,920
                                                    -----------
                                                      3,647,560
                                                    -----------
NURSING HOMES - 2.8%
Syracuse Housing Authority,
  Loretto Rest, Series 1997 A,
    5.700% 08/01/27                     1,000,000     1,111,590
                                                    -----------
---------------------------------------------------------------
HOUSING - 4.0%
ASSISTED LIVING/SENIOR - 1.8%
Huntington Housing Authority,
  Gurwin Jewish Senior Center,
  Series 1999,
    6.000% 05/01/29                       200,000       178,930
State Dormitory Authority,
  Willow Towers, Inc., Series
  2002,
    5.250% 02/01/22                       500,000       528,945
                                                    -----------
                                                        707,875
                                                    -----------
SINGLE FAMILY - 2.2%
State Mortgage Agency, Series
  1999 8-2,
    5.650% 04/01/30                       820,000       873,111
                                                    -----------
---------------------------------------------------------------
OTHER - 17.6%
POOL/BOND BANK - 1.5%
State Environmental Facilities
  Corp.:
  Series 2000 B,
    5.700% 07/15/22                       525,000       591,339
  Series 2000 B, Pre-refunded,
    5.700% 07/15/22                        15,000        17,598
                                                    -----------
                                                        608,937
                                                    -----------
REFUNDED/ESCROWED (B) - 16.1%
Albany Municipal Water Finance
  Authority, Series 2000 A,
    6.375% 12/01/17                       200,000       243,584
Metropolitan Transportation
  Authority, Series 1998 A,
    5.250% 07/01/28 (c)                 1,000,000     1,144,420
PR Commonwealth of Puerto Rico,
  Series 1997,
    5.375% 07/01/25                       500,000       560,040

                                                                             4
See notes to investment portfolio.

November 30, 2003 (New York unless otherwise stated)

MUNICIPAL BONDS (CONTINUED)                   PAR         VALUE
---------------------------------------------------------------
OTHER (CONTINUED)
REFUNDED/ESCROWED (CONTINUED)
State Dormitory Authority:
  City University of New York,
  Series 1997 I,
    5.125% 07/01/27                    $  250,000   $   283,347
  State University of New York,
  Series 1999 C,
    5.500% 07/01/29                     1,200,000     1,304,304
State Urban Development Corp.,
  Series 1999 C,
    6.000% 01/01/29                     1,000,000     1,175,670
Triborough Bridge & Tunnel
  Authority, Series 1992 Y,
    6.125% 01/01/21                     1,390,000     1,672,768
                                                    -----------
                                                      6,384,133
                                                    -----------
---------------------------------------------------------------
OTHER REVENUE - 1.4%
RECREATION - 1.4%
New York City Cultural Trust,
  American Museum of Natural
  History, Series 1997 A,
    5.650% 04/01/22                       500,000       553,790
                                                    -----------
---------------------------------------------------------------
TAX-BACKED - 13.3%
LOCAL GENERAL OBLIGATIONS - 7.9%
New York City:
  Series 1998 B,
    5.375% 08/01/22                     1,000,000     1,085,840
  Series 1998 D,
    5.250% 08/01/21                       500,000       521,100
  Series 1996 G,
    6.750% 02/01/09                     1,000,000     1,195,400
PR Commonwealth of Puerto Rico,
  Municipal Finance Agency,
  Series 1999 A,
    5.500% 08/01/23                       300,000       333,030
                                                    -----------
                                                      3,135,370
                                                    -----------
SPECIAL NON-PROPERTY TAX - 4.0%
PR Commonwealth of Puerto Rico,
  Public Building Authority,
  Series 1997 B,
    5.000% 07/01/27                     1,000,000     1,020,080
VI Virgin Islands Public
  Finance Authority, Series
  1999,
    6.500% 10/01/24                       500,000       552,645
                                                    -----------
                                                      1,572,725
                                                    -----------
STATE APPROPRIATED - 1.4%
Metropolitan Transportation
  Authority, Series 2002,
    5.500% 07/01/17                       500,000       574,625
                                                    -----------
---------------------------------------------------------------

                                              PAR         VALUE
---------------------------------------------------------------
TRANSPORTATION - 16.0%
AIR TRANSPORTATION - 0.4%
New York City Industrial
  Development Agency:
  British Airways PLC, Series
  2002,
    7.625% 12/01/32                    $  100,000   $    96,636
  JFK International Airport,
  American Airlines, Series
  2002 B,
    8.500% 08/01/28                       100,000        73,775
                                                    -----------
                                                        170,411
                                                    -----------
AIRPORTS - 8.8%
Albany County Airport
  Authority, Series 1997,
    5.500% 12/15/19                     1,500,000     1,601,850
Niagara Frontier Transportation
  Authority, Series 1999 A,
    5.625% 04/01/29                     1,750,000     1,906,048
                                                    -----------
                                                      3,507,898
                                                    -----------
TOLL FACILITIES - 1.4%
Triborough Bridge & Tunnel
  Authority, Series 2002,
    5.500% 11/15/20                       500,000       574,995
                                                    -----------
TRANSPORTATION - 5.4%
Metropolitan Transportation
  Authority:
  Series 2002 A,
    5.000% 11/15/30                       500,000       509,760
  Series 2002 E,
    5.500% 11/15/15                       500,000       577,450
New York City Transportation
  Authority, Series 1999 A,
    5.250% 01/01/29                     1,000,000     1,040,750
                                                    -----------
                                                      2,127,960
                                                    -----------
---------------------------------------------------------------
UTILITY - 13.8%
INDEPENDENT POWER PRODUCER - 1.8%
New York City Industrial
  Development Agency, Brooklyn
  Navy Yard Partners, Series
  1997,
    5.650% 10/01/28                       300,000       273,204
Port Authority of New York &
  New Jersey, KIAC Partners,
  Series 1996 IV,
    6.750% 10/01/19                       200,000       205,598

  5
See notes to investment portfolio.

November 30, 2003 (New York unless otherwise stated)

MUNICIPAL BONDS (CONTINUED)                   PAR         VALUE
---------------------------------------------------------------
UTILITY (CONTINUED)
INDEPENDENT POWER PRODUCER (CONTINUED)
PR Commonwealth of Puerto Rico
  Industrial, Educational,
  Medical & Environmental
  Cogeneration Facilities, AES
  Project, Series 2000,
    6.625% 06/01/26                    $  250,000   $   259,378
                                                    -----------
                                                        738,180
                                                    -----------
MUNICIPAL ELECTRIC - 5.2%
Long Island Power Authority:
  Series 1998 A,
    5.250% 12/01/26                     1,000,000     1,055,090
  Series 2000 A,
    (a) 06/01/19                        2,000,000     1,007,580
                                                    -----------
                                                      2,062,670
                                                    -----------
WATER & SEWER - 6.8%
Buffalo Municipal Water Finance
  Authority, Series 1999,
    6.000% 07/01/29                     1,450,000     1,667,181
Clifton Park Water Authority,
  Series 1999 A,
    5.000% 10/01/29                     1,000,000     1,017,460
                                                    -----------
                                                      2,684,641
                                                    -----------
TOTAL MUNICIPAL BONDS - 97.5%
(cost of $34,221,053) (d)                            38,734,359
                                                    -----------
OTHER ASSETS & LIABILITIES, NET - 2.5%                  998,960
---------------------------------------------------------------
NET ASSETS* - 100.0%                                $39,733,319
                                                     ----------

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------
 * Net assets represent both Common Shares and Auction Preferred Shares.
(a)  Zero coupon bond.
(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.
(c) This security, or a portion thereof, with a market value of $1,098,643, is being used to collateralize open futures contracts.
(d) Cost for federal income tax purposes is $34,154,187.

Short futures contracts open at November 30, 2003:

                             PAR VALUE                    UNREALIZED
                             COVERED BY    EXPIRATION    APPRECIATION
           TYPE              CONTRACTS       MONTH       AT 11/30/03
---------------------------------------------------------------------
10 Year U.S. Treasury Note   $5,300,000     Mar-04          $7,993
                                                            ------

For the year ended November 30, 2003, transactions in written options were as follows:

                               NUMBER OF CONTRACTS   PREMIUM RECEIVED
---------------------------------------------------------------------
Options outstanding at
 November 30, 2002                       --            $        --
 Options written -- call              1,104                588,393
 Options written -- put               1,224                783,291
 Options closed                      (2,328)            (1,371,684)
 Options expired                         --                     --
 Options exercised                       --                     --
                                     ------            -----------
 Options outstanding at
   November 30, 2003                     --            $        --
                                     ------            -----------

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. A listing of these insurers is as follows:

                                                % OF TOTAL
                  INSURER                       INVESTMENTS
--------------------------------------------------------------
MBIA Insurance Corp.                               39.6%
Ambac Assurance Corp.                              15.9
Financial Security Assurance, Inc.                 14.7
Financial Guaranty Insurance Corp.                  7.7
Radian Asset Assurance, Inc.                        4.1
Federal Housing Administration                      2.9
GNMA Collateralized                                 1.4
ACA Financial Guaranty Corp.                        0.9
                                                   ----
                                                   87.2%
                                                   ----

                                                                             6
See notes to financial statements.

                                                                              --
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2003

ASSETS:
Investments, at cost                       $ 34,221,053
                                           ------------
Investments, at value                      $ 38,734,359
Cash                                            352,663
Receivable for:
  Interest                                      664,878
  Futures variation margin                       40,578
Expense reimbursement due from
  Investment Advisor                              5,267
Deferred Trustees' compensation plan              2,261
                                           ------------
  Total Assets                               39,800,006
                                           ------------
LIABILITIES:
Payable for:
  Preferred shares remarketing
    commissions                                     290
  Distributions -- preferred shares               1,101
  Investment advisory fee                        11,298
  Audit fee                                      32,511
  Pricing and bookkeeping fees                    1,695
  Trustees' fees                                    990
  Transfer agent fee                              5,093
  Reports to shareholders                         3,021
Deferred Trustees' fee                            2,261
Other liabilities                                 8,427
                                           ------------
  Total Liabilities                              66,687
                                           ------------
Auction Preferred Shares (564 shares
  issued and outstanding at $25,000 per
  share)                                     14,100,000
                                           ------------
COMPOSITION OF NET ASSETS APPLICABLE TO
  COMMON SHARES:
Paid-in capital -- common shares           $ 22,781,214
Undistributed net investment income              76,191
Accumulated net realized loss                (1,745,385)
Net unrealized appreciation on:
  Investments                                 4,513,306
  Futures contracts                               7,993
                                           ------------
Net assets at value applicable to
  1,612,779 common shares of beneficial
  interest outstanding                     $ 25,633,319
                                           ------------
Net asset value per common share           $      15.89
                                           ------------

                                                                              --
STATEMENT OF OPERATIONS

For the Year Ended November 30, 2003

INVESTMENT INCOME:
Interest                                   $ 2,008,867
                                            ----------
EXPENSES:
Investment advisory fee                        257,354
Pricing and bookkeeping fees                    34,663
Trustees' fees                                   8,147
Preferred shares remarketing commissions        35,291
Transfer agent fee                              33,792
Audit fee                                       44,254
Custody fee                                      6,425
Other expenses                                  27,762
                                            ----------
  Total Expenses                               447,688
Fees and expenses waived or reimbursed
  by Investment Advisor                       (225,995)
Custody earnings credit                         (3,927)
                                            ----------
  Net Expenses                                 217,766
                                            ----------
Net Investment Income                        1,791,101
                                            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FUTURES CONTRACTS AND
  WRITTEN OPTIONS:
Net realized gain (loss) on:
  Investments                                  498,910
  Futures contracts                         (1,067,656)
  Written options                             (156,120)
                                            ----------
    Net realized loss                         (724,866)
                                            ----------
Net change in unrealized
  appreciation/depreciation on:
  Investments                                1,227,796
  Futures contracts                            (40,197)
                                            ----------
    Net change in unrealized
      appreciation/depreciation              1,187,599
                                            ----------
Net Gain                                       462,733
                                            ----------
Net Increase in Net Assets from
  Operations                                 2,253,834
                                            ----------
LESS DISTRIBUTIONS DECLARED TO PREFERRED
  SHAREHOLDERS:
From net investment income                    (131,449)
                                            ----------
Net Increase in Net Assets from
  Operations Applicable to Common Shares   $ 2,122,385
                                            ----------

  7
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED NOVEMBER 30,
                                                                        -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                         2003              2002
-----------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                   $ 1,791,101      $ 1,863,071
Net realized gain (loss) on investments, futures contracts
  and written options                                                      (724,866)          59,577
Net change in unrealized appreciation/depreciation on
  investments and futures contracts                                       1,187,599         (184,569)
                                                                        -----------      ------------
Net Increase from Operations                                              2,253,834        1,738,079
                                                                        -----------      ------------
LESS DISTRIBUTIONS DECLARED TO PREFERRED SHAREHOLDERS:
From net investment income                                                 (131,449)        (191,814)
                                                                        -----------      ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares                                                           2,122,385        1,546,265
                                                                        -----------      ------------
LESS DISTRIBUTIONS DECLARED TO COMMON SHAREHOLDERS:
From net investment income                                               (1,711,933)      (1,780,031)
                                                                        -----------      ------------
SHARE TRANSACTIONS:
Distributions reinvested -- common shares                                    48,187           45,245
                                                                        -----------      ------------
Total Increase (Decrease) in Net Assets Applicable to Common
  Shares                                                                    458,639         (188,521)
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of period                                                      25,174,680       25,363,201
                                                                        -----------      ------------
End of period (including undistributed net investment income
  of $76,191 and $134,274, respectively)                                $25,633,319      $25,174,680
                                                                        -----------      ------------
NUMBER OF FUND SHARES:
Common Shares:
Issued for distributions reinvested                                           3,036            2,843
Outstanding at:
  Beginning of period                                                     1,609,743        1,606,900
                                                                        -----------      ------------
  End of period                                                           1,612,779        1,609,743
                                                                        -----------      ------------
Preferred Shares:
Outstanding at end of period                                                    564              564
                                                                        -----------      ------------

                                                                             8
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

November 30, 2003

NOTE 1. ORGANIZATION

Colonial New York Insured Municipal Fund (the "Fund"), is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act"), as amended, as a non-diversified, closed-end management investment company.


INVESTMENT GOAL
The Fund seeks to provide current income generally exempt from ordinary federal income tax and New York State and City personal income tax.


FUND SHARES
The Fund may issue an unlimited number of common shares. On December 20, 1999, the Fund issued 564 Auction Preferred Shares ("APS").


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.


SECURITY VALUATION
Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Certain securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.


SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.


FUTURES CONTRACTS
The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contracts. The Fund recognizes a realized gain or loss when the contract is closed or expires.


OPTIONS
The Fund may write call and put options on futures it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a

November 30, 2003

result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.


INCOME RECOGNITION
Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.


FEDERAL INCOME TAX STATUS
The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, by distributing substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.


DISTRIBUTIONS TO SHAREHOLDERS
Distributions to common shareholders are recorded on ex-date. Distributions to Auction Preferred shareholders are recorded daily and payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. The applicable dividend rate for the APS on November 30, 2003 was 0.95%. For the year ended November 30, 2003, the Fund declared dividends to Auction Preferred shareholders amounting to $131,449, representing an average APS dividend rate of 0.93%.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2003, permanent differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

    UNDISTRIBUTED          ACCUMULATED
NET INVESTMENT INCOME   NET REALIZED LOSS   PAID-IN CAPITAL
---------------------   -----------------   ---------------
       $(5,802)              $5,802            $     --

Net investment income and net realized losses, as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2003 and November 30, 2002 was as follows:

                          NOVEMBER 30, 2003   NOVEMBER 30, 2002
                          -----------------   -----------------
Distributions paid
  from:
  Tax-Exempt Income          $1,843,382          $1,963,951
  Ordinary Income*                   --               7,894
  Long-Term Capital
    Gains                            --                  --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of November 30, 2003, the components of distributable earnings on a tax basis were as follows:

                    UNDISTRIBUTED   UNDISTRIBUTED
  UNDISTRIBUTED       ORDINARY        LONG-TERM     NET UNREALIZED
TAX-EXEMPT INCOME      INCOME       CAPITAL GAINS   APPRECIATION*
-----------------   -------------   -------------   --------------
     $13,095           $   --          $   --         $4,580,172

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation (depreciation) at November 30, 2003, based on cost of investments for federal income tax purposes was:

Unrealized appreciation        $4,601,474
Unrealized depreciation           (21,302)
                               ----------
Net unrealized appreciation    $4,580,172
                               ----------

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF               CAPITAL LOSS
    EXPIRATION             CARRYFORWARD
    ----------             ------------
       2008                  $265,521
       2011                   450,279
                             --------
                             $715,800
                             --------

No capital loss carryforwards were utilized and/or expired during the year ended November 30, 2003 for the Fund.

November 30, 2003

Expired capital loss carryforwards are recorded as a reduction of paid-in capital.


NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES
On April 1, 2003, Colonial Management Associates, Inc., the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Fund's investment advisor. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.


INVESTMENT ADVISORY FEE
Columbia is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly fee at the annual rate of 0.65% of the Fund's average weekly net assets, including assets applicable to the APS. Through November 30, 2004, Columbia has contractually agreed to waive a portion of its investment advisory fee so that such fees will not exceed 0.35% annually.


PRICING AND BOOKKEEPING FEES
Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street").

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average weekly net assets, including assets applicable to the APS, exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average weekly net assets, including assets applicable to the APS, of the Fund for that month. The Fund also pays additional fees for pricing services. For the year ended November 30, 2003, the effective pricing and bookkeeping fee rate was 0.088%. Columbia pays the total fees collected to State Street under the Outsourcing Agreement.


EXPENSE LIMITS AND FEE WAIVERS
Columbia has voluntarily agreed to reimburse the Fund for certain expenses so that total expenses (exclusive of investment advisory fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.20% annually of the Fund's average weekly net assets including assets applicable to APS. Columbia, at its discretion, may revise or discontinue this arrangement any time.


CUSTODY CREDITS
The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.


FEES PAID TO OFFICERS AND TRUSTEES
The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates. The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


NOTE 5. PREFERRED SHARES

The Fund currently has outstanding 564 APS. The APS are redeemable at the option of the Fund on any dividend payment date at the redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared).

Under the Act, the Fund is required to maintain asset coverage of at least 200% with respect to the APS as of the last business day of each month in which any APS are outstanding. Additionally, the Fund is required to meet more stringent asset coverage requirements under the terms of the APS Agreement and in accordance with the guidelines prescribed by the APS' rating agencies. Should these requirements not be met, or should dividends accrued on the APS not be paid, the Fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain APS. At November 30, 2003, there were no restrictions on the Fund.


NOTE 6. PORTFOLIO INFORMATION
PURCHASES AND SALES OF SECURITIES
For the year ended November 30, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $2,055,420 and $3,330,308, respectively.


NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES
INDUSTRY FOCUS
The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.


GEOGRAPHIC CONCENTRATION
The Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of the state's specific municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

November 30, 2003



CONCENTRATION OF CREDIT RISK
The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated AAA by Moody's Investor Services. At November 30, 2003, investments supported by private insurers or by a letter of credit from institutions that represent greater than 5% of the total investments of the Fund were as follows:

                                                % OF TOTAL
                  INSURER                       INVESTMENTS
--------------------------------------------------------------
MBIA Insurance Corp.                               39.6%
Ambac Assurance Corp.                              15.9
Financial Security Assurance, Inc.                 14.7
Financial Guaranty Insurance Corp.                  7.7

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period is as follows (common shares unless otherwise noted):

                                                                   YEAR ENDED NOVEMBER 30,                           PERIOD ENDED
                                                -------------------------------------------------------------        NOVEMBER 30,
                                                 2003              2002                 2001           2000            1999(A)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 15.64           $ 15.78              $ 14.93        $ 14.24          $ 14.33
                                                -------           -------              -------        -------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              1.11(b)           1.16(b)(c)           1.18(b)        1.27(d)          0.02
Net realized and unrealized gain (loss) on
  investments, futures contracts and written
  options                                          0.28             (0.07)(c)             0.75           0.86            (0.08)
                                                -------           -------              -------        -------        ----------
  Total from Investment Operations                 1.39              1.09                 1.93           2.13            (0.06)
                                                -------           -------              -------        -------        ----------
LESS DISTRIBUTIONS DECLARED TO PREFERRED
  SHAREHOLDERS:
From net investment income                        (0.08)            (0.12)               (0.25)         (0.33)              --
                                                -------           -------              -------        -------        ----------
  Total from Investment Operations Applicable
    to Common Shareholders                         1.31              0.97                 1.68           1.80            (0.06)
                                                -------           -------              -------        -------        ----------
LESS DISTRIBUTIONS DECLARED TO COMMON
  SHAREHOLDERS:
From net investment income                        (1.06)            (1.11)               (0.83)         (0.93)              --
                                                -------           -------              -------        -------        ----------
LESS SHARE TRANSACTIONS:
Offering costs -- common shares                      --                --                   --             --            (0.03)
Commission and offering costs -- preferred
  shares                                             --                --                   --          (0.18)              --
                                                -------           -------              -------        -------        ----------
  Total Share Transactions                           --                --                   --          (0.18)           (0.03)
                                                -------           -------              -------        -------        ----------
NET ASSET VALUE, END OF PERIOD                  $ 15.89           $ 15.64              $ 15.78        $ 14.93          $ 14.24
                                                -------           -------              -------        -------        ----------
Market price per share -- common shares         $ 15.65           $ 15.86              $ 14.60        $ 14.63          $ 15.06
                                                -------           -------              -------        -------        ----------
Total return -- based on market
  value -- common shares (e)                       5.52%(f)         16.79%(f)             5.63%(f)       3.58%(f)         0.41%(g)
                                                -------           -------              -------        -------        ----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Expenses (h)(i)                                    0.87%(j)          0.85%(j)             0.81%(j)       0.32%(j)         0.20%(k)
Net investment income before preferred stock
  dividend (h)(i)                                  7.03%             7.38%(c)             7.49%          8.86%            5.20%(k)
Net investment income after preferred stock
  dividend (h)(i)                                  6.51%             6.62%(c)             5.91%          6.53%            5.20%(k)
Voluntary waiver/reimbursement (i)                 0.42%             0.39%                0.57%          0.18%              --
Portfolio turnover rate                               5%               16%                   4%            32%               0%(g)
Net assets, end of period (000's) -- common
  shares                                        $25,633           $25,175              $25,363        $23,996          $22,873

(a) The Fund commenced investment operations on November 19, 1999. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by $0.01, increase net realized and unrealized loss per share by $0.01, increase the ratio of net investment income to average net assets from 7.30% to 7.38% and increase the ratio of net investment income (adjusted for dividend payments to preferred shareholders) from 6.54% to 6.62%. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%, except for the year ended November 30, 2003 which had an impact of 0.02%.
(i)  Ratios reflect average net assets available to common shares only.
(j) Ratios calculated using average net assets of the Fund, including the effect of custody credits, equals 0.55%, 0.55%, 0.52% and 0.20% for the years ended November 30, 2003, November 30, 2002, November 30, 2001 and November 30, 2000, respectively.
(k) Annualized.

ASSET COVERAGE REQUIREMENTS

                                               INVOLUNTARY
                                  ASSET        LIQUIDATING     AVERAGE
               TOTAL AMOUNT      COVERAGE      PREFERENCE    MARKET VALUE
               OUTSTANDING      PER SHARE       PER SHARE     PER SHARE
-------------------------------------------------------------------------
 11/30/03      $14,100,000       $70,449         $25,002       $25,000
 11/30/02       14,100,000        69,636          25,003        25,000
 11/30/01       14,100,000        69,970          25,003        25,000
 11/30/00*      14,100,000        67,545          25,014        25,000

* On December 20, 1999, the Fund began offering Auction Preferred Shares.

REPORT OF INDEPENDENT AUDITORS

TO THE TRUSTEES AND SHAREHOLDERS OF COLONIAL NEW YORK INSURED MUNICIPAL FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial New York Insured Municipal Fund (the "Fund") at November 30, 2003, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 12, 2004

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

100.0% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

                                                                              --
DIVIDEND REINVESTMENT PLAN

COLONIAL NEW YORK INSURED MUNICIPAL FUND

Pursuant to the Fund's dividend Reinvestment Plan (the "Plan"), all Common Shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional Common Shares of the Fund by EquiServe Trust Company, N.A. (the "Plan Agent"), as agent under the Plan, unless a Common Shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the Common Shareholder. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee, or unless the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate (or whose broker or nominee elects not to participate) in the Plan will be paid by check mailed directly to the record holder by the Plan Agent, as dividend paying agent.

The Plan Agent will furnish each person who buys shares in the offering with written information relating to the Plan. Included in such information will be procedures for electing to receive distributions in cash (or, in the case of shares held in the name of a broker or nominee who does not participate in the Plan, procedures for having such shares registered in the name of the shareholder so that such shareholder may participate in the Plan.)

If the Trustees of the Fund declare a dividend (including a capital gain dividend) payable either in shares or in cash, as holders of shares may have elected, then nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares valued as set forth below. Whenever a market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the distribution, participants will be issued shares at the net asset value most recently determined as provided under "Net Asset Value" in the Fund's prospectus and its Statement of Additional Information, but in no event less than 95% of the market price. If the net asset value of the shares at such time exceeds the market price of shares at such time, or if the Fund should declare a dividend (including a capital gain dividend) payable only in cash, the Plan Agent will, as agent for the participants, use the cash that the shareholders would have received as a dividend to buy shares in the open market, the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend (including a capital gain dividend) had been paid in shares issued by the Fund. The Plan Agent will apply all cash received as a dividend (including a capital gain dividend) to purchase shares on the open market as soon as practicable after the payment date of such dividend, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

There is no charge to participants for reinvesting dividends (including capital gain dividends). The Plan Agent's fees for handling the reinvestment of dividends (including capital gain dividends) will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends (including capital gain dividends).

The automatic reinvestment of dividends (including capital gain dividends) will not relieve participants of any income tax which may be payable on such dividends. The amount of the dividend for tax purposes may vary depending on whether the Fund issues new Common Shares or purchases them on the open market.

The Plan may be amended or terminated on 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed to EquiServe Trust Company, N.A., by mail at P.O. Box 43010, Providence, RI 02940-3010, or by phone at 1-800-730-6001.

TRUSTEES

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 119 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

                                                     YEAR FIRST
                                                     ELECTED OR
                                       POSITION      APPOINTED             PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS AND AGE          WITH FUNDS    TO OFFICE(1)           DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                       Trustee         1996       Executive Vice President-Strategy of
(age 48)                                                           United Airlines (airline) since
P.O. Box 66100                                                     December, 2002 (formerly President of
Chicago, IL 60666                                                  UAL Loyalty Services (airline) from
                                                                   September, 2001 to December, 2002;
                                                                   Executive Vice President and Chief
                                                                   Financial Officer of United Airlines
                                                                   from March, 1993 to September, 2001).

Janet Langford Kelly                    Trustee         1996       Chief Administrative Officer and Senior
(age 45)                                                           Vice President, Kmart Holding
3100 West Beaver Road                                              Corporation (consumer goods) since
Troy, MI 48084-3163                                                September, 2003 (formerly Executive
                                                                   Vice President- Corporate Development
                                                                   and Administration, General Counsel and
                                                                   Secretary, Kellogg Company (food
                                                                   manufacturer), from September, 1999 to
                                                                   August, 2003; Senior Vice President,
                                                                   Secretary and General Counsel, Sara Lee
                                                                   Corporation (branded, packaged,
                                                                   consumer-products manufacturer) from
                                                                   January, 1995 to September, 1999).

Richard W. Lowry                        Trustee         1995       Private Investor since August, 1987
(age 67)                                                           (formerly Chairman and Chief Executive
10701 Charleston Drive                                             Officer, U.S. Plywood Corporation
Vero Beach, FL 32963                                               (building products manufacturer)).

Charles R. Nelson                       Trustee         1981       Professor of Economics, University of
(age 61)                                                           Washington, since January, 1976; Ford
Department of Economics                                            and Louisa Van Voorhis Professor of
University of Washington                                           Political Economy, University of
Seattle, WA 98195                                                  Washington, since September, 1993;
                                                                   Director, Institute for Economic
                                                                   Research, University of Washington,
                                                                   since September, 2001; Adjunct
                                                                   Professor of Statistics, University of
                                                                   Washington, since September, 1980;
                                                                   Associate Editor, Journal of Money
                                                                   Credit and Banking, since September,
                                                                   1993; consultant on econometric and
                                                                   statistical matters.

John J. Neuhauser                       Trustee         1985       Academic Vice President and Dean of
(age 60)                                                           Faculties since August, 1999, Boston
84 College Road                                                    College (formerly Dean, Boston College
Chestnut Hill, MA 02467-3838                                       School of Management from September,
                                                                   1977 to September, 1999).

Patrick J. Simpson                      Trustee         2000       Partner, Perkins Coie L.L.P. (law
(age 58)                                                           firm).
1211 S.W. 5th Avenue
Suite 1500
Portland, OR 97204

                                        NUMBER OF
                                      PORTFOLIOS IN
                                      COLUMBIA FUNDS
                                         COMPLEX             OTHER
                                       OVERSEEN BY       DIRECTORSHIPS
       NAME, ADDRESS AND AGE         TRUSTEE/DIRECTOR        HELD
----------------------------------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                           119             Orbitz
(age 48)                                                    (online
P.O. Box 66100                                          travel company)
Chicago, IL 60666
Janet Langford Kelly                        119              None
(age 45)
3100 West Beaver Road
Troy, MI 48084-3163
Richard W. Lowry                            121(3)           None
(age 67)
10701 Charleston Drive
Vero Beach, FL 32963
Charles R. Nelson                           119              None
(age 61)
Department of Economics
University of Washington
Seattle, WA 98195
John J. Neuhauser                           122(3)(4)    Saucony, Inc.
(age 60)                                                   (athletic
84 College Road                                           footwear);
Chestnut Hill, MA 02467-3838                            SkillSoft Corp.
                                                         (e-learning)
Patrick J. Simpson                          119              None
(age 58)
1211 S.W. 5th Avenue
Suite 1500
Portland, OR 97204


                                                     YEAR FIRST
                                                     ELECTED OR
                                       POSITION      APPOINTED             PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS AND AGE          WITH FUNDS    TO OFFICE(1)           DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (CONTINUED)
Thomas E. Stitzel                       Trustee         1998       Business Consultant since 1999
(age 67)                                                           (formerly Professor
2208 Tawny Woods Place                                             of Finance from 1975 to 1999, College
Boise, ID 83706                                                    of Business, Boise State University);
                                                                   Chartered Financial Analyst.

Thomas C. Theobald                      Trustee         1996       Managing Director, William Blair
(age 66)                                  and                      Capital Partners
27 West Monroe Street,                Chairman of                  (private equity investing) since
Suite 3500                           the Board(6)                  September, 1994.
Chicago, IL 60606

Anne-Lee Verville                       Trustee         1998       Author and speaker on educational
(age 58)                                                           systems needs
359 Stickney Hill Road                                             (formerly General Manager, Global
Hopkinton, NH 03229                                                Education
                                                                   Industry, IBM Corporation (computer and
                                                                   technology) from 1994 to 1997).

Richard L. Woolworth                    Trustee         1991       Retired since December 2003 (formerly
(age 62)                                                           Chairman and Chief Executive Officer,
100 S.W. Market Street                                             The Regence Group (regional health
#1500                                                              insurer); Chairman and Chief Executive
Portland, OR 97207                                                 Officer, BlueCross BlueShield of
                                                                   Oregon; Certified Public Accountant,
                                                                   Arthur Young & Company).

                                        NUMBER OF
                                      PORTFOLIOS IN
                                      COLUMBIA FUNDS
                                         COMPLEX             OTHER
                                       OVERSEEN BY       DIRECTORSHIPS
       NAME, ADDRESS AND AGE         TRUSTEE/DIRECTOR        HELD
----------------------------------------------------------------------
DISINTERESTED TRUSTEES (CONTINUED)
Thomas E. Stitzel                           119              None
(age 67)
2208 Tawny Woods Place
Boise, ID 83706
Thomas C. Theobald                          119             Anixter
(age 66)                                                 International
27 West Monroe Street,                                     (network
Suite 3500                                                  support
Chicago, IL 60606                                          equipment
                                                         distributor),
                                                          Jones Lang
                                                         LaSalle (real
                                                            estate
                                                          management
                                                         services) and
                                                          MONY Group
                                                             (life
                                                          insurance)
Anne-Lee Verville                           120(4)        Chairman of
(age 58)                                                 the Board of
359 Stickney Hill Road                                    Directors,
Hopkinton, NH 03229                                      Enesco Group,
                                                        Inc. (designer,
                                                         importer and
                                                        distributor of
                                                         giftware and
                                                         collectibles)
Richard L. Woolworth                        119           NW Natural
(age 62)                                                (a natural gas
100 S.W. Market Street                                      service
#1500                                                      provider)
Portland, OR 97207


                                                     YEAR FIRST
                                                     ELECTED OR
                                       POSITION      APPOINTED             PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS AND AGE          WITH FUNDS    TO OFFICE(1)           DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
William E. Mayer(2)                     Trustee         1994       Managing Partner, Park Avenue Equity
(age 63)                                                           Partners (private equity) since
399 Park Avenue                                                    February, 1999 (formerly Founding
Suite 3204                                                         Partner, Development Capital LLC from
New York, NY 10022                                                 November 1996 to February, 1999).

Joseph R. Palombo(2)                  Trustee and       2000       Executive Vice President and Chief
(age 50)                               President                   Operating
One Financial Center                                               Officer of Columbia Management Group,
Boston, MA 02111                                                   Inc. since
                                                                   December, 2001 and Director, Executive
                                                                   Vice
                                                                   President and Chief Operating Officer
                                                                   of Columbia
                                                                   Management Advisors, Inc. (Advisor)
                                                                   since April,
                                                                   2003 (formerly Chief Operations Officer
                                                                   of Mutual
                                                                   Funds, Liberty Financial Companies,
                                                                   Inc. from
                                                                   August, 2000 to November, 2001;
                                                                   Executive Vice
                                                                   President of Stein Roe & Farnham
                                                                   Incorporated
                                                                   (Stein Roe) from April, 1999 to April,
                                                                   2003; Director
                                                                   of Colonial Management Associates, Inc.
                                                                   (Colonial)
                                                                   from April, 1999 to April, 2003;
                                                                   Director of Stein
                                                                   Roe from September, 2000 to April,
                                                                   2003)
                                                                   President of Columbia Funds and Galaxy
                                                                   Funds
                                                                   since February, 2003 (formerly Vice
                                                                   President from
                                                                   September 2002 to February 2003);
                                                                   Manager of Columbia Floating Rate
                                                                   Limited Liability Company
                                                                   since October, 2000; (formerly Vice
                                                                   President of the
                                                                   Columbia Funds from April, 1999 to
                                                                   August, 2000;
                                                                   Chief Operating Officer and Chief
                                                                   Compliance
                                                                   Officer, Putnam Mutual Funds from
                                                                   December, 1993
                                                                   to March, 1999).

                                        NUMBER OF
                                      PORTFOLIOS IN
                                      COLUMBIA FUNDS
                                         COMPLEX             OTHER
                                       OVERSEEN BY       DIRECTORSHIPS
       NAME, ADDRESS AND AGE         TRUSTEE/DIRECTOR        HELD
----------------------------------------------------------------------
INTERESTED TRUSTEES
William E. Mayer(2)                         121(3)      Lee Enterprises
(age 63)                                                (print media),
399 Park Avenue                                          WR Hambrecht
Suite 3204                                                   + Co.
New York, NY 10022                                        (financial
                                                            service
                                                           provider)
                                                           and First
                                                            Health
                                                         (healthcare)
Joseph R. Palombo(2)                        120(5)           None
(age 50)
One Financial Center
Boston, MA 02111

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex.
(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.
(3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Palombo also serves as an interested director of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(6) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003. Prior to that date, Mr. Palombo was Chairman of the Board.

OFFICERS

                                              YEAR FIRST
                              POSITION WITH   ELECTED OR
                                COLUMBIA      APPOINTED
NAME, ADDRESS AND AGE             FUNDS       TO OFFICE           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
OFFICERS
Vicki L. Benjamin                 Chief          2001      Controller of the Columbia Funds and of the Liberty All-Star
(Age 42)                       Accounting                  Funds since May, 2002; Chief Accounting
One Financial Center           Officer and                 Officer of the Columbia Funds and Liberty All-Star Funds
Boston, MA 02111               Controller                  since June, 2001; Controller and Chief
                                                           Accounting Officer of the Galaxy Funds since September, 2002
                                                           (formerly Vice President, Corporate Audit,
                                                           State Street Bank and Trust Company from May, 1998 to April,
                                                           2001).

J. Kevin Connaughton            Treasurer        2000      Treasurer of the Columbia Funds and of the Liberty All-Star
(Age 39)                                                   Funds since December, 2000; Vice
One Financial Center                                       President of the Advisor since April, 2003 (formerly
Boston, MA 02111                                           Controller of the Liberty Funds and of the Liberty
                                                           All-Star Funds from February, 1998 to October, 2000);
                                                           Treasurer of the Galaxy Funds since September
                                                           2002; Treasurer, Columbia Management Multi-Strategy Hedge
                                                           Fund, LLC since December, 2002
                                                           (formerly Vice President of Colonial from February, 1998 to
                                                           October, 2000).

David A. Rozenson               Secretary        2003      Secretary of the Columbia Funds and of the Liberty All-Star
(Age 49)                                                   Funds since December, 2003; Senior
One Financial Center                                       Counsel, Fleet Boston Financial Corporation since January,
Boston, MA 02111                                           1996; Associate General Counsel,
                                                           Columbia Management Group since November, 2002.

TRANSFER AGENT





IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial New York Insured Municipal Fund is:


EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021

The fund mails one shareholder report to each shareholder address. Shareholders can order additional reports by calling 800-730-6001. In addition, representatives at that number can provide shareholders information about the fund.

Financial advisors who want additional information about the fund may speak to a representative at 800-426-3750.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-730-6001 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

This report has been prepared for shareholders of Colonial New York Insured Municipal Fund.

COLONIAL NEW YORK INSURED MUNICIPAL FUND                     ANNUAL REPORT














                                                  IY-02/578Q-1103(01/04) 03/3844

ITEM 2. CODE OF ETHICS.

      (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

      (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated to Columbia Management Advisors, Inc. (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is for proposals given special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO are not held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnifications (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than those covered by the predetermined guidelines), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

In addition, if a portfolio manager or other party involved with a client of the Advisor or Fund account concludes that the interest of the client or Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person (or entity) that would create a potential conflict of interest.

The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of the Advisor's equity investments, equity research, compliance and legal functions. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, its functions include annual review of its Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and development and modification of voting guidelines and procedures as it deems appropriate or necessary.

The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 10. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

      (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(registrant)                Colonial New York Insured Municipal Fund
            --------------------------------------------------------------------


By (Signature and Title)     /s/ JOSEPH R. PALOMBO
                        --------------------------------------------------------
                          Joseph R. Palombo, President


Date                            February 4, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)     /s/ JOSEPH R. PALOMBO
                        --------------------------------------------------------
                          Joseph R. Palombo, President


Date                            February 4, 2004
    ----------------------------------------------------------------------------


By (Signature and Title)    /s/ J. KEVIN CONNAUGHTON
                        --------------------------------------------------------
                         J. Kevin Connaughton, Treasurer


Date                            February 4, 2004
    ----------------------------------------------------------------------------